Rule 497(e)
File Nos. 033-19948; 811-02711

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWO

033-19948   HV-1008 – Variable Account QP

Supplement dated October 13, 2023 to your Prospectus dated May 1, 2023.

This Supplement dated October 13, 2023 amends certain information contained in the Prospectus dated May 1, 2023.

Effective immediately, the paragraph above the Annual Underlying Funds Operating Expenses, Minimum and Maximum table in the Fee Table section of the Prospectus dated May 1, 2023 is amended as follows.

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2022 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

Also, effective immediately, the Example in the Fees Table section of the Prospectus dated May 1, 2023 is amended as follows.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.

  Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.

  The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.

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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period

Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.00% (Combination Individual and Group Contracts)	$14,483	$18,003	$21,759	$28,941

1.00% (Group Contracts)	$12,659	$16,255	$19,925	$27,303

	If you annuitize at the end of the applicable time period

Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.00% (Combination Individual and Group Contracts)	$8,439	$11,489	$14,750	$23,931

1.00% (Group Contracts)	$6,470	$9,585	$12,916	$22,294

	If you do not Surrender your Contract

Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.00% (Combination Individual and Group Contracts)	$8,449	$11,499	$14,760	$23,941

1.00% (Group Contracts)	$6,480	$9,595	$12,926	$22,304

All other information in the Fee Table section of the Prospectus dated May 1, 2023 remains unchanged.

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

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